SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2003

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

2604 LAWNDALE DRIVE, GREENSBORO, NC 27408

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 288-1898

Not Applicable

(Former address of principal executive offices)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 14, 2003, Carolina Bank Holdings, Inc. (the “Registrant”) announced financial results for the third quarter ended September 30, 2003, reporting net earnings, before securities gains, of $316,146 and earnings per common share of $0.17. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 14, 2003 with respect to the Registrant’s financial results for the third quarter ended September 30, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 14, 2003, Carolina Bank Holdings, Inc. (the “Registrant”) announced financial results for the third quarter ended September 30, 2003, reporting net earnings, before securities gains, of $316,146 and earnings per common share of $0.17. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ ROBERT T. BRASWELL

Robert T. Braswell President and Chief Executive Officer

Dated: October 15, 2003

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release

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